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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 2001 included in the Annual Report on Form 10-K of Centra Software, Inc. for the fiscal year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.

                                         /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 9, 2001

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